SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 SCHEDULE 13E-3

                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

          Swift Energy Managed Pension Assets Partnership 1991-A, Ltd.
                              (Name of the Issuer)

                              Swift Energy Company
                      (Name of Person(s) Filing Statement)

                            Limited Partnership Units
                         (Title of Class of Securities)


                      (CUSIP Number of Class of Securities)

                              Mr. Bruce H. Vincent
                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                                 (281) 874-2700
                                  -------------
       (Name, Address and Telephone Number of Person Authorized to Receive
        Notices and Communications on Behalf of Persons Filing Statement)

                                    Copy to:
                             Donald W. Brodsky, Esq.
                               Jenkens & Gilchrist
                           A Professional Corporation
                           1100 Louisiana, Suite 1800
                              Houston, Texas 77002
                                 (713) 951-3300
                              ---------------------
              This statement is filed in connection with (check the
                               appropriate box):

         (a) The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
         (b) The filing of a registration statement under the Securities Act of 1933. (c) A tender offer.
         (d)  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [ ]

Calculation of Filing Fee:

--------------------------------------------------------------------------------
Transaction Valuation*                             Amount of Filing Fee**

--------------------------------------------------------------------------------
$112,000                                                    $22.44
--------------------------------------------------------------------------------



* For purposes of calculating the fee only. The filing fee was calculated pursuant to Rule 14a-6(i)(2) and Rule 0-11 of the Securities Exchange Act of 1934, is based on the 14,489.86 outstanding limited partnership units multiplied by the estimated liquidating distribution (based on estimated value of underlying assets) of $7.74 per unit.

**       1/50th   of  one  percent   of  the  estimated   aggregate value of the
         partnership assets.

|X| Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  Amount Previously Paid:     $22.44
                                              ----------------------------------
                  Form or Registration No.:   Schedule 14A
                                              ----------------------------------
                  Filing Party:               Swift Energy Company, Inc.
                                              ----------------------------------
                  Date Filed:                 May 27, 1997
                                              ----------------------------------

                              Cross-Reference Sheet

             Item in             Location of item(s) in
         Schedule 13E-3               Proxy Statement

                         "Summary"
         1(b)            "Voting on the Proposal--Vote Required"
         1(c)            "Business of the Partnership--No Trading Market"
         1(d)            "The Proposal--Partnership Financial Performance and
                         Condition"
         1(e)            *
         1(f)            **
         2(a)-(g)        **
         3(a)-(b)        "The  Proposal--Partnership   Financial
                         Performance  and  Condition"  and  "The
                         Business of the Partnership--Transactions
                         Between the Managing General Partner and the
                         Partnership"
         4(a)            "Special  Factors" and "The Proposal" 4(b)* 5(a)-(g)
                         "The Proposal", "Special Factors" and "Federal Income
                         Tax Consequences--Liquidation of the Partnership"
         6(a)            "Special Factors" and "The Proposal"
         6(b)            "Voting on the Proposal--Solicitation"
         6(c)            *
         6(d)            *
         7(a)            "Special Factors," and "--Possible Sale
                         of AWP Olmos Field Property Interest to
                         the Managing General Partner"
         7(b)            "Special Factors," and "-Fairness of Proposed AWP Sale"
         7(c)            "Special Factors--AWP Olmos Field Sale" and "--Fairness
                         of Proposed AWP Sale"
         7(d)            "Special   Factors",   "The  Proposal,"
                         "--Estimates       of       Liquidating
                         Distribution  Amount," and  "--Fairness
                         of the  Proposal;  Comparison  of  Sale
                         Versus Continuing Operations"
         8(a)-(b)        "Special  Factors--Fairness of Proposed
                         AWP  Sale"  and "The  Proposal--Reasons
                         for the Proposal"
         8(c)            "Special Factors--Fairness of the Proposed AWP Sale"
                         and "Voting on the Proposal--Vote Required"
         8(d)            "Special Factors--Fairness of the Proposed AWP Sale"
         8(e)            "Special Factors--Fairness of the Proposed AWP Sale"
         8(f)            *
         9(a)-(b)        "Special Factors--Fair Market Value Opinion of J. R.
                         Butler and Company Regarding AWP Olmos Field Property
                         Interest"
         9(c)            **
         10(a)           "Voting on the Proposal--Vote Required"
         10(b)           *
         11              *
         12(a)           "Voting on the Proposal--Vote Required" and "The
                         Proposal--Recommendation of the Managing General
                         Partner"

                                        Cross-Reference Sheet
                                        ---------------------
         Item in                        Location of item(s) in
         Schedule 13E-3                 Proxy Statement

         12(b)           "The Proposal--Recommendation of the Managing General
                         Partner"
         13(a)           "Voting on the  Proposal--No  Appraisal or  Dissenters'
                         Rights Provided"
         13(b)-(c)       *
         14(a)           **
         14(b)           *
         15(a)           "Voting on the Proposal--Solicitation"
         15(b)           **
         16              *
         17(a)           *
         17(b)           **
         17(c)           *
         17(d)           *
         17(e)           *
         17(f)           *

*        The Item is not applicable or the answer thereto is in the negative.

** The Item is not required by Schedule 14A of the Exchange Act and, therefore, is not included in the Proxy Statement.

         This Rule 13E-3 Transaction Statement (the "Schedule 13E-3") is being filed by Swift Energy Company, a Texas corporation ("Swift" or the "Managing General Partner"), pursuant to Section 13(e) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 13e-3 thereunder in connection with the solicitation by the Managing General Partner of proxies from the limited partners of Swift Energy Managed Pension Assets Partnership 1991-A, Ltd. (the "Partnership"). The purpose of the proxy solicitation is to obtain the approval of the limited partners of the Partnership to sell all of its assets and liquidate the Partnership. The Managing General Partner may purchase some of the Property Interests of the Partnership at auction if the minimum price set by an independent appraisal is not bid by a third party at the auction. The Partnership filed a preliminary proxy statement (the "Proxy Statement") on
Schedule 14A with the Securities and Exchange Commission ("SEC") in accordance with Regulation 14A on May 27, 1997 and Amendment No. 1 to the Proxy Statement on July 31, 1997, Amendment No. 2 to the Proxy Statement on August 14, 1997 and Amendment No. 3 to the Proxy Statement on August 21, 1997. The preceding cross-reference sheet, prepared pursuant to General Instruction F to Schedule 13E-3 shows the location in the Proxy Statement of the information required to be included in response to the items of Schedule 13E-3. The information contained in the Proxy Statement, including all exhibits thereto, is expressly and hereby incorporated herein by reference and the responses to each item are qualified in their entirety by reference to the information contained in the Proxy Statement and the exhibits thereto. The Partnership anticipates filing a definitive Proxy Statement with the SEC contemporaneously with the filing of this Schedule 13E-3 in final form.

         The filing of this Schedule 13E-3 shall not be deemed an admission that
Section 13(e) of the Exchange Act or Rule 13e-3 thereunder are applicable to the solicitation that is the subject of the Proxy Statement. Each of the Partnership and the Managing General Partner expressly disclaim that the sale of the assets and the subsequent liquidation of the Partnership under the terms and conditions set forth in the Proxy Statement constitutes a "sale of substantially all of the assets of an issuer to its affiliate or group of affiliates" within the meaning of Rule 13e-3.

ITEM 1.    ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

         (a) The information set forth under the caption "Summary" in the Proxy Statement is incorporated by reference.
         (b) The information set forth
             under   the caption "Voting on the Proposal--Vote  Required" in the
             Proxy Statement
             is incorporated herein by reference.
         (c) The  information  set forth  under the  caption  "Business  of the
             Partnership--No   Trading   Market"  in  the  Proxy  Statement  is
             incorporated herein by reference.
         (d) The    information    set   forth   under   the    caption    "The
             Proposal--Partnership Financial Performance and Condition" in the Proxy Statement is incorporated herein by reference.
         (e) Not applicable.
         (f) During the Partnership's fiscal years 1995 and 1996, the Managing General Partner has purchased the following limited partnership units ("Units") pursuant to the right of presentment of the limited partners set forth in Article XVIII of the Partnership's original Limited Partnership Agreement dated March 31, 1991. No executive officer or director of the Managing General Partner and no person controlling the Managing General Partner has purchased any Units during the periods indicated.

  Quarter Ending   # of Units   Total Purchase Price      Average Price of Unit
  --------------   ----------   --------------------      ---------------------
March 31, 1995         0                 0                         0
June 30, 1995          0                 0                         0
September 30, 1995     0                 0                         0
December 31, 1995      0                 0                         0
March 31, 1996         0                 0                         0
June 30, 1996          0                 0                         0
September 30, 1996    135            $1,947.47                     $14.43
December 31, 1996      40            $  580.23                     $14.51

ITEM 2.           IDENTITY AND BACKGROUND.

         (a)-(g) This statement is being filed by Swift Energy Company, Inc., a Texas corporation, the Managing General Partner of the Partnership. Swift is engaged in the exploration, development, acquisition and production of oil and gas properties. Swift's principal executives offices are located at 16825 Northchase Drive, Suite 400, Houston, Texas 77060. None of the executive officers or directors of the Managing General Partner have, during the last five years, been convicted in a criminal
                  proceeding   (excluding   traffic  violations   or   similar
                  misdemeanors) or a party to a civil proceeding which resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

ITEM 3.           PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

         (a)-(b) The information set forth under the captions "The Proposal--Partnership Financial Performance and Condition" and "The Business of the Partnership--Transactions Between the Managing General Partner and the Partnership" is incorporated herein by reference.

ITEM 4.           TERMS OF THE TRANSACTION.

         (a) The information set forth under the captions "Special Factors" and "The Proposal" is incorporated herein by reference.

         (b)      Not applicable.

ITEM 5.           PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

         (a)-(g) The information set forth under the captions "The Proposal" "Special Factors" and "Federal Income Tax Consequences--Liquidation of the Partnership" is incorporated herein by reference. If limited partners approve the proposal contained in the proxy statement and the Partnership is liquidated, as a result of the liquidation of the Partnership, the Partnership's duty to file reports pursuant to Section 15(d) of the Exchange Act will be suspended.

ITEM 6.           SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

         (a) The information set forth under the captions "Special Factors" and "The Proposal" is incorporated herein by reference.

         (b) The information set forth under the caption "Voting on the Proposal--Solicitation" is incorporated herein by reference.

         (c)      Not applicable.

         (d)      Not applicable.

ITEM 7.           PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

         (a) The information set forth under the caption "Special Factors," particularly subcaption "--Possible Sale of AWP Olmos Field Property Interest to the Managing General Partner" is incorporated herein by reference.

         (b) The information set forth under the caption "Special Factors," particularly the subcaption "--Fairness of Proposed AWP Sale" is incorporated herein by reference.

         (c)      The  information   set  forth  under  the  captions   "Special
                  Factors--AWP Olmos Field Sale" and "--Fairness of Proposed AWP Sale" is incorporated herein by reference.

         (d) The information set forth under the captions "Special Factors" and "The Proposal," particularly subcaptions "--Estimates of Liquidating Distribution Amount," and "--Fairness of the Proposal; Comparison of Sale Versus Continuing Operations" is incorporated herein by reference.

ITEM 8.           FAIRNESS OF THE TRANSACTION.

         (a)-(b) The information set forth under the captions "Special Factors--Fairness of Proposed AWP Sale" and "The Proposal--Reasons for the Proposal" is incorporated herein by reference. No director of the Managing General Partner dissented to or abstained from voting on any approval of the action of the Managing General Partner in connection with the matters covered in this Schedule 13e-3.

         (c)      The  information   set  forth  under  the  captions   "Special
                  Factors--Fairness of the Proposed AWP Sale" and "Voting on the Proposal--Vote Required" is incorporated herein by reference.

         (d)      The   information   set  forth  under  the  caption   "Special
                  Factors--Fairness of the Proposed AWP Sale" is incorporated herein by reference.

         (e) The actions taken by the Managing General Partner, acting in that capacity, in connection with the transactions covered by this Schedule 13E-3 have been approved by the Managing General Partner's board of directors. A majority of the nonemployee directors of the Managing General Partner voted in favor of such actions. The information set forth under the caption "Special Factors--Fairness of the Proposed AWP Sale" is incorporated herein by reference.

         (f)      Not applicable.

ITEM 9.           REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

         (a)-(b) The information set forth under the caption "Special Factors--Fair Market Value Opinion of J. R. Butler & Company Regarding AWP Olmos Field Property Interest" and the report of
                  J. R. Butler & Company attached hereto as Exhibit 17(b) are incorporated herein by reference.

         (c) A copy of the fair market value opinion of J. R. Butler & Company with respect to the Partnership's properties in the AWP Olmos Field will be delivered to each limited partner with the Proxy Statement.

ITEM 10.          INTEREST IN SECURITIES OF THE ISSUER.

         (a)      The  information  set forth under the  caption  "Voting on the
                  Proposal--Vote   Required"   in   the   Proxy   Statement   is
                  incorporated herein by reference.

         (b)      Not applicable.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

                  Not applicable.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

         (a) The information set forth under the captions "Voting on the Proposal--Vote Required" and "The Proposal--Recommendation of the Managing General Partner" is incorporated herein by reference.

         (b)      The    information    contained   under   the   caption   "The
                  Proposal--Recommendation of the Managing General Partner" is incorporated herein by reference.

ITEM 13.          OTHER PROVISIONS OF THE TRANSACTION.

         (a) The information set forth under the caption "Voting on the Proposal--No Appraisal or Dissenters' Rights Provided" is incorporated herein by reference.

         (b)-(c)  Not applicable.

ITEM 14.          FINANCIAL INFORMATION.

         (a) The financial information required by this item is incorporated herein by reference to the following documents which have been filed by the Partnership under the Exchange
                  Act: the Partnership's Annual Report on Form 10-K for the year ended December 31, 1996 and the Partnership's quarterly report on Form 10-Q for the quarter ended June 30, 1997, both of which will be delivered to the limited partners with the Proxy Statement.

         (b)      Not applicable.

ITEM 15.          PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

         (a) Certain directors, officers and employees of the Managing General Partner, not especially employed for this purpose, may solicit proxies relating to the proposed dissolution and liquidation of the Partnership, without additional remuneration therefor, by mail, telephone, telegraph or personal interview. The estimated costs to be incurred by the Partnership in connection with the proposed dissolution and liquidation are described in the response to Item 6(b) above. The information set forth under the caption "Voting on the Proposal--Solicitation" is incorporated herein by reference.

         (b) No person other than those described in the response to Item 15(a) has been or will be retained or compensated to make solicitations or recommendations in connection with the proposed dissolution and liquidation.

ITEM 16.          ADDITIONAL INFORMATION.

                  Not applicable.

ITEM 17.          MATERIAL TO BE FILED AS EXHIBITS.

         (a)      Not applicable.

         (b) The Fair Market Value Opinion by J. R. Butler & Company is incorporated herein by reference to the Proxy Statement filed by the Partnership on May 27, 1997.

         (c)      Not applicable.

         (d)      Amendment  No.  4  to  the  Proxy   Statement   filed  by  the
                  Partnership   concurrently   with  this   Schedule   13E-3  is
                  incorporated herein by reference.

         (e)      Not applicable.

         (f)      Not applicable.

                                    SIGNATURE

        After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Dated:   September 19,1997                  SWIFT ENERGY MANAGED PENSION  ASSETS
                                            PARTNERSHIP
                                            1991-A, LTD.



                                            SWIFT ENERGY COMPANY
                                            as Managing General Partner of
                                            Swift Energy Managed Pension Assets
                                            Partnership 1991-A, Ltd.


                                            /S/ Bruce H. Vincent
                                            ------------------------------------
                                            Bruce H. Vincent
                                            Senior Vice President